Trading liabilities	12 Months Ended
Dec. 31, 2014
Trading Assets and Liabilities [Abstract]
Trading Liabilities Disclosure [Text Block]
12.	Trading liabilities

The fair value of trading liabilities is as follows:

	December 31,
	2014	2013
Trading liabilities:
Interest rate swaps	52	65
Cross-currency interest rate swaps	-	7
Forward foreign exchange	-	-
Total	52	72

During 2014, 2013 and 2012, the Bank recognized the following gains and losses related to trading derivative financial instruments:

	Year ended December 31,
	2014	2013	2012
Interest rate swaps	(60)	(9)	(310)
Cross-currency swaps	-	67	-
Cross-currency interest rate swaps	-	3,236	11,537
Forward foreign exchange	(333)	(6)	27
Future contracts	-	191	207
Total	(393)	3,479	11,461

These amounts are reported in the Net gain (loss) from trading securities and Net gain (loss) from investment funds trading lines in the consolidated statements of income. In addition to the trading derivative financial instruments, the Bank has hedging derivative financial instruments that are disclosed in Note 21.

As of December 31, 2014 and 2013, trading derivative liabilities include or have included interest rate swap and cross-currency interest rate swap contracts that were previously designated as fair value and cash flow hedges. Adjustments to the carrying value of the hedged underlying transactions are amortized in the interest income and expense lines over the remaining term of these transactions. Changes in the fair value of these derivative instruments after discontinuation of hedge accounting are recorded in Net gain (loss) from trading securities.

As of December 31, 2014 and 2013, information on the nominal amounts of derivative financial instruments held for trading purposes is as follows:

	2014			2013
	Nominal	Fair Value		Nominal	Fair Value
	Amount	Asset	Liability	Amount	Asset	Liability
Interest rate swaps	14,000	-	52	14,000	-	65
Cross-currency interest rate swaps	-	-	-	600	-	7
Total	14,000	-	52	14,600	-	72